UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2012
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 19, 2012, Cinedigm Digital Cinema Corp. (the “Company”) entered into an underwriting agreement (the “First Underwriting Agreement”) with B. Riley & Co., LLC (“B. Riley”) pursuant to which B. Riley  agreed to act as underwriter of 3,885,004 shares of the Company’s Class A common stock being offered, and on April 20, 2012, the Company entered into an underwriting agreement (the “Second Underwriting Agreement” and, together with the First Underwriting Agreement, the “Underwriting Agreements”) with B. Riley as Representative of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which the Underwriters agreed to act as underwriters of an additional 3,257,853 shares of the Company’s Class A common stock being offered.  The securities, consisting of a total of 7,142,857 shares, are being offered by the Company pursuant to a shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission on April 9, 2012 (File No. 333-179970) and an applicable prospectus supplement  (the “Offering”).  Pursuant to the Underwriting Agreements and subject to the terms and conditions expressed therein (i) the Underwriters will offer such securities to the public at the public offering price of $1.40 and (ii) the Company agreed to sell these securities to the Underwriters at a purchase price equal to $1.316 per share, representing a per security discount equal to 6 percent of the public offering price per security, provided that, with respect to the shares sold pursuant to the First Underwriting Agreement, the discount will also include an aggregate amount equal to $100,000.  At the Underwriters’ discretion, the Underwriters have a 30 day option to buy up to an additional 714,286 shares from the Company at the public offering price less the underwriting discounts and commissions to cover these sales.  On April 23, 2012, the Underwriters advised the Company that they were exercising the entire over-allotment option. The Company also agreed to bear the expenses of the Offering.  The Underwriting Agreement contains customary representations and warranties and covenants as are customary for transactions of this type and nature.  The Company anticipates that the closing of this offering will take place on or before April 25, 2012.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriter or such other indemnified parties may be required to make in respect of any such liabilities.

The opinion of Kelley Drye & Warren LLP regarding the validity of the shares sold in the Offering is attached hereto as Exhibit 5.1.

The foregoing description of the Underwriting Agreements does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreements, which are attached hereto as Exhibits 1.1 and 1.2.

On April 19, 2012, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1.

On April 20, 2012, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

On April 19, 2012, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Steve Savage, Susan Margolin and Aimee Connolly for the purchase of all of the issued and outstanding capital stock of New Video Group, Inc. (“New Video”), an independent home entertainment distributor of quality packaged and digital content that provides distribution services in the DVD, BD, Digital and VOD channels for more than 500 independent rights holders (the “Acquisition”).  The Company agreed to pay $10 million in cash and 2,525,417 shares of Class A common stock, subject to certain transfer restrictions, plus up to an additional $6 million in cash or Class A common stock, at the Company’s discretion, if certain business unit financial performance targets are met in 2013, 2014 and 2015.  In addition, the Company has agreed to register the resale of the shares of Class A common stock paid as part of the purchase price.  The Stock Purchase Agreement contains representations and warranties and covenants as are customary for transactions of this type and nature.  The Acquisition was consummated on April 20, 2012.

On April 19, 2012, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.3.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1.

Item 3.02	Unregistered Sales of Equity Securities.

On April 20, 2012, the Company issued 2,525,417 shares of Class A Common Stock to the existing holders of capital stock of New Video pursuant to the Stock Purchase Agreement, as described more fully under Item 1.01 above and incorporated by reference herein.  Such shares were issued in reliance upon applicable exemptions from registration under Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 20, 2012, the Company approved an amendment (the “Plan Amendment”) to the Company's Second Amended and Restated 2000 Equity Incentive Plan (the “Plan”) to decrease the total number of shares of the Company's Class A Common Stock available for issuance thereunder from 7,000,000 to 6,300,000 shares.

The foregoing description is qualified in its entirety by reference to the Plan and the Plan Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 19, 2012, between the Company and B. Riley & Co., LLC.
1.2	Underwriting Agreement, dated as of April 20, 2012, between the Company and B. Riley & Co., LLC, as Representative of the several underwriters.
2.1	Stock Purchase Agreement, dated as of April 19, 2012, by and among the Company, Steve Savage, Susan Margolin and Aimee Connolly.*
5.1	Opinion of Kelley Drye & Warren LLP.
10.1	Amendment No. 5 to the Company’s Second Restated and Amended 2000 Equity Incentive Plan.
99.1	Press Release dated April 19, 2012 announcing the Offering.
99.2	Press Release dated April 20, 2012 announcing the pricing of the Offering.
99.3	Press Release dated April 19, 2012 announcing the Acquisition.
*      Specific portions of this agreement have been omitted and have been filed separately  with the  Securities  and Exchange  Commission  pursuant to a request for  confidential  treatment in accordance  with Rule 24B-2 under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM DIGITAL CINEMA CORP.
Dated: April 24, 2012	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 19, 2012, between the Company and B. Riley & Co., LLC.
1.2	Underwriting Agreement, dated as of April 20, 2012, between the Company and B. Riley & Co., LLC, as Representative of the several underwriters.
2.1	Stock Purchase Agreement, dated as of April 19, 2012, by and among the Company, Steve Savage, Susan Margolin and Aimee Connolly.*
5.1	Opinion of Kelley Drye & Warren LLP.
10.1	Amendment No. 5 to the Company’s Second Restated and Amended 2000 Equity Incentive Plan.
99.1	Press Release dated April 19, 2012 announcing the Offering.
99.2	Press Release dated April 20, 2012 announcing the pricing of the Offering.
99.3	Press Release dated April 19, 2012 announcing the Acquisition.
*      Specific portions of this agreement have been omitted and have been filed separately  with the  Securities  and Exchange  Commission  pursuant to a request for  confidential  treatment in accordance  with Rule 24B-2 under the Securities Exchange Act of 1934.

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